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                                                                    Exhibit 24.1

                         POWER OF ATTORNEY OF DIRECTORS

KNOW BY ALL PERSONS BY THESE PRESENTS:

                  Each of the undersigned hereby constitutes and appoints Louis
J. Lavigne, Jr. and John P. McLaughlin, and each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to 500,000 shares of Callable Putable Common Stock issuable under the Genentech, Inc. Tax Reduction Investment Plan, and any and all amendments of such Registration Statement, including post-effective amendments, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, thereby ratifying and confirming all that said attorney-in-fact or his or her substitutes may lawfully do or cause to be done by virtue hereof.

   /s/ Herbert W. Boyer                            Date: June 21, 1996
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       Herbert W. Boyer

       /s/ Jurgen Drews                            Date: June 21, 1996
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           Jurgen Drews

     /s/ Franz B. Humer                            Date: June 21, 1996
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         Franz B. Humer

    /s/ Arthur D. Levinson                         Date: June 21, 1996
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        Arthur D. Levinson

 /s/ Linda Fayne Levinson                          Date: June 21, 1996
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     Linda Fayne Levinson
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    /s/ J. Richard Munro                            Date: June 21, 1996
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        J. Richard Munro

   /s/ Donald L. Murfin                             Date: June 21, 1996
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       Donald L. Murfin

    /s/ John T. Potts, Jr.                          Date: June 21, 1996
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        John T. Potts, Jr.



  /s/ C. Thomas Smith, Jr.                          Date: June 21, 1996
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      C. Thomas Smith, Jr.


    /s/ Robert A. Swanson                           Date: June 21, 1996
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        Robert A. Swanson

  /s/ David S. Tappan, Jr.                          Date: June 21, 1996
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      David S. Tappan, Jr.

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